SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                                 EPIPHANY FUNDS
                                 --------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)    Title of each class of securities to which transaction applies:

            ____________________________________________________________________

      2)    Aggregate number of securities to which transaction applies:

            ____________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ____________________________________________________________________

      4)    Proposed maximum aggregate value of transaction:

            ____________________________________________________________________

      5)    Total fee paid:

            ____________________________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            ____________________________________________________________________

      2)    Form, Schedule or Registration Statement No.:

            ____________________________________________________________________

      3)    Filing Party:

            ____________________________________________________________________

      4)    Date Filed:

            ____________________________________________________________________

                                 EPIPHANY FUNDS

                         306 WEST 7TH STREET, SUITE 616
                             FORT WORTH, TEXAS 76102

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 4, 2008

Dear Shareholders:

      The Board of Trustees of Epiphany Funds (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Epiphany Core Equity Fund (the name of which shall be changed to Epiphany Faith and Family Values 100 Index Fund effective March 1, 2008) series of the Trust, to be held at the principal offices of the Trust, 306 West 7th Street, Suite 616, Ft. Worth, Texas 76102, on April 4, 2008 at 10:00 a.m., Central time, for the following purposes:

      1. Approval of a new Management Agreement between the Trust and Trinity Fiduciary Partners, LLC, the Fund's investment adviser. No fee increase is proposed.

      2. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

      Shareholders of record at the close of business on February 15, 2008 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees

                                                             /s/ David F. Ganley

                                                                 DAVID F. GANLEY
                                                                       Secretary

March 7, 2008

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR BY FAXING IT TO 215-830-8995, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                 EPIPHANY FUNDS

                         306 WEST 7TH STREET, SUITE 616
                             FORT WORTH, TEXAS 76102
                                  _____________

                                 PROXY STATEMENT
                                  _____________

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 4, 2008
                                  _____________

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Epiphany Funds (the "Trust"), on behalf of the Epiphany Core Equity Fund (the name of which shall be changed to Epiphany Faith and Family Values 100 Index Fund effective March 1, 2008) (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal executive offices of the Trust, 306 West 7th Street, Suite 616, Ft. Worth, Texas 76102, on April 4, 2008 at 10:00 a.m., Central time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about March 7, 2008.

      Trinity Fiduciary Partners, LLC ("Trinity") serves as the Fund's investment adviser and, until December 5, 2007, Trinity was controlled by Sam Saladino and Adam Auten. On December 5, 2007, Keith Hutton acquired over 25% of the outstanding membership interests in Trinity. Although Mr. Saladino and Mr. Auten continue to own membership interests in Trinity, are officers of Trinity, and will continue to exercise control over the day-to-day operations of Trinity, Mr. Hutton's acquisition may be considered to be a "change of control" of Trinity.

      Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction which results in a change of control of an investment adviser causes the management agreement to be "assigned." The Investment Company Act further provides that a management agreement will automatically terminate in the event of an assignment. As a result, the shareholders are being asked to consider the approval of a new management agreement for the Fund with Trinity.

      A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, IS AVAILABLE AT NO CHARGE BY SENDING A WRITTEN REQUEST TO LARRY E. BEAVER, JR., TREASURER, EPIPHANY FUNDS, 630 FITZWATERTOWN ROAD, BUILDING A, 2ND FLOOR, WILLOW GROVE, PA 19090 OR BY CALLING THE FUND AT 800-320-2185.

                                    PROPOSAL
                 APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN
                  THE TRUST AND TRINITY FIDUCIARY PARTNERS, LLC

BACKGROUND
----------

      Trinity serves as the Fund's investment advisor and, prior to December 5, 2007, was controlled by Sam Saladino and Adam Auten, each of whom owned at least 25% of the membership interests in Trinity. The remaining membership interests were owned by other individuals, none of who held a controlling interest in Trinity. On December 5, 2007, Keith Hutton acquired over 25% of the outstanding membership interests in Trinity. This was accomplished in a two-step transaction in which Mr. Saladino and Mr. Auten sold a portion of their membership interest back to Trinity. Trinity then transferred membership interests to Mr. Hutton so that his total membership represents more than 25% of all of the ownership interest in Trinity.

      Under the Investment Company Act, a transaction that results in a change of control of an investment adviser causes the management agreement to be "assigned." The Investment Company Act further provides that a management agreement will automatically terminate in the event of its assignment. The transaction described above resulted in a "change in control" of Trinity for purposes of the Investment Company Act and caused the "assignment" and resulting termination of the old management agreement.

      Subject to shareholder approval, the Board of Trustees of the Trust has approved a new management agreement for the Fund. The primary purpose of this proposal is to allow Trinity to continue to serve as the investment adviser to the Fund.

THE INTERIM MANAGEMENT AGREEMENT
--------------------------------

      Ordinarily, shareholders' approval must be obtained before a management agreement takes effect. Rule 15a-4 under the Investment Company Act, however, permits an investment adviser to a registered investment company to serve temporarily under an interim agreement that is approved by a fund's board of trustees but that has not received shareholder approval, if the following conditions are met:

      (i) the compensation under the interim agreement is no greater than under the previous agreement;

      (ii) the fund's board of trustees, including a majority of the disinterested trustees, has voted in person to approve the interim agreement before the previous agreement is terminated;

      (iii) the fund's board of trustees, including a majority of the disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;

      (iv) the interim agreement provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the investment adviser;

      (v) the interim agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees; and

      (vi) the interim agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new management agreement by shareholders.

      A change of control of Trinity occurred on December 5, 2007. In anticipation of the transaction described above, the Fund's Board of Trustees approved an interim management agreement on May 8, 2007, the effective date of which was to be the effective date of the change of control of the adviser. Trinity will serve as investment adviser pursuant to the interim agreement for 150 days after the change in control or, if earlier, until a new management agreement is approved by the Fund's shareholders. If the Fund's shareholders approve the new management agreement within the 150-day period, the amount of advisory fees held in an escrow account, plus interest, will be paid to Trinity. If the Fund's shareholders do not approve the new management agreement, Trinity will be paid the lesser of the costs incurred in performing its services under the interim management agreement or the total amount in the escrow account, plus interest earned.

      Under the terms of the interim management agreement, Trinity provides or arranges to provide investment advice as deemed advisable by Trinity and furnishes or arranges to furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. Trinity determines the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject to the Fund's investment objective, policies and restrictions and subject to such policies and instructions as the Board of Trustees may from time to time establish.

      Under the interim agreement, as compensation for Trinity's management services, the Fund pays Trinity a fee equal to an annual rate of 0.75% of its average daily net assets. For the fiscal period January 8, 2007 (commencement of operation) to October 31, 2007, the Fund incurred $3,328 in management fees, before Trinity's waiver and reimbursement of fees further described below.

      Trinity has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) at 1.50% of the average daily net assets for the Fund's Class A and Class N Shares and 2.25% of the average daily net assets for the Fund's Class C Shares, all through October 31, 2008. Each waiver or reimbursement by Trinity is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense is incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at that time. For the period from January 8, 2007 to October 31, 2007, Trinity waived management fees of $3,328 and reimbursed $140,544 of Fund expenses.

THE NEW MANAGEMENT AGREEMENT
----------------------------

      Subject to Fund shareholder approval, the Trust will enter into a new management agreement with Trinity. The terms and conditions of the new management agreement are substantially identical in all material respects to those of the interim management agreement as well as the old management agreement except that the date of its execution, effectiveness, and termination are changed.

      Like the interim management agreement, the new agreement permits Trinity to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers. Trinity does not currently have any such arrangements in place, but could in the future.

      The new management agreement will become effective upon Fund shareholder approval. The new management agreement provides that it will remain in force for an initial term of two (2) years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with Trinity (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval. The new management agreement may be terminated at any time, on sixty
(60) days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by Trinity. The new management agreement automatically terminates in the event of its assignment.

      The new management agreement provides that Trinity shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence, or Trinity's reckless disregard of its obligations.

      The new management agreement for the Fund is attached as Exhibit A. You should read the new management agreement. The description in this Proxy Statement of the new management agreement is only a summary.

INFORMATION CONCERNING TRINITY FIDUCIARY PARTNERS, LLC
------------------------------------------------------

      Trinity Fiduciary Partners, LLC, is located at 306 West 7th Street, Suite 616, Fort Worth, Texas 76102.

      The names, addresses and principal occupations of the principal executive officers and managing members of Trinity are set forth below:

------------------------------------------------------------------------------------------------------------------------
Name:                           Title:                        Address:                      Principal Occupation:
------------------------------------------------------------------------------------------------------------------------
Samuel J. Saladino              Chief Executive Officer,      306 West 7th Street, Suite    CEO, Trinity Fiduciary
                                Chief Operating Officer and   616, Fort Worth, Texas        Partners, LLC
                                Managing Member               76102
------------------------------------------------------------------------------------------------------------------------
Adam E. Auten                   Chief Financial Officer,      306 West 7th Street, Suite    CFO, Trinity Fiduciary
                                Chief Investment Officer      616, Fort Worth, Texas        Partners, LLC
                                and Managing Member           76102
------------------------------------------------------------------------------------------------------------------------
Columba J. Reid                 Managing Member               306 West 7th Street, Suite    Executive Director, M.J.
                                                              616, Fort Worth, Texas        Neeley Foundation
                                                              76102
------------------------------------------------------------------------------------------------------------------------

      On December 5, 2007, Mr. Hutton, Mr. Saladino and Mr. Auten owned 33%, 20% and 20% of the membership interest of Trinity. No other person owned 10% or more of Trinity as of December 5, 2007.

EVALUATION BY THE BOARD OF TRUSTEES
-----------------------------------

      The Board has determined that continuity and efficiency of portfolio investment advisory services after the change of control of Trinity can best be assured by approving the new management agreement. The Board believes that the new management agreement will enable the Trust to continue to obtain management services of high quality at costs which it deems appropriate and reasonable and that approval of the new agreement is in the best interests of the Trust and the shareholders of the Fund.

      At a meeting of the Board of Trustees held on May 8, 2007, the Board, including the Independent Trustees, evaluated the impact of the proposed acquisition of controlling interest of Trinity on the Fund. In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed materials furnished by Trinity, including financial information, and discussed the interim management agreement and the proposed new management agreement.

      Based on its review, the Board of Trustees believes that approval of the new management agreement is in the best interests of the Trust and the Fund's shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the Fund of the new management agreement. In making this recommendation, the Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications and background of Trinity's investment personnel, (ii) the nature and quality of operations and services including the research tools and overall investment philosophy that Trinity will continue to provide the Fund with no change in fees, (iii) the benefits of continuity in services to be provided by Trinity, and (iv) the fact that the portfolio manager will not change as a result of the change in control.

      The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Fund, including, but not limited to (i) the performance of Trinity and the investment strategies and philosophies that will be used by Trinity, (ii) the investment objective and policies of the Fund, (iii) the financial condition of Trinity, (iv) that the terms of the proposed new management agreement are substantially identical to the old management agreement, except as described above and that the management fees and the expected profitability of Trinity are reasonable and acceptable.

      The Board viewed as significant the representation of Trinity that the same persons who are presently responsible for the investment advisory operations of the Fund will continue in such positions following the change in control, that no changes in the investment advisers' method of operations or location are expected, and that no diminution of the scope and quality of advisory services provided to the Fund will result from that change of control.

      As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed new management agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new management agreement and voted to recommend it to shareholders for approval.

          THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT
           TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                  APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT

                              OPERATION OF THE FUND

The Fund is a diversified series of Epiphany Funds, an open-end management investment company organized as an Ohio business trust on September 27, 2006. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains Trinity Fiduciary Partners, LLC, as its investment adviser. The Fund retains Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA, 19090, to provide the Fund with compliance and administrative services, and to act as the Fund's transfer agent and fund accountant. Matrix also acts as the principal distributor of the Fund's shares.

                                    THE PROXY

      The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the new management agreement between the Trust and Trinity and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

      The close of business on February 15, 2008 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were [number] shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

      An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the new management agreement. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

      Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information, as of January 31, 2008, with respect to the number of shares of the Fund beneficially owned by each Trustee and named executive officers of the Trust.

                                                       Amount            Percent
         Name                                    Beneficially Owned     of Class
         ----                                    ------------------     --------
Trinity Fiduciary Partners, LLC - Samuel  J.     2,730.432 (Class N)     2.0496%
   Saladino, President
Larry E. Beaver, Jr., Treasurer                          None             None
David F. Ganley, Chief Compliance Officer &              None             None
   Secretary
Ralph McCloud, Jr. Independent Trustee                   None             None
Robert J. Mitchell, Independent Trustee*          528.923 (Class N)         *
William R. Reichenstein, Independent Trustee     2,564.795 (Class N)     1.9252%

*     Less than 1% of the Fund.

      As of January 31, 2008, all Trustees and officers of the Trust as a group beneficially owned 4.37% of the outstanding shares of the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of January 31, 2008, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the fund as of January 31, 2008

                                 Amount                         Percent
         Name              Beneficially Owned                  of Class
         ----              ------------------                  --------
Charles Schwab & Co.      36,417.782 (Class N)                 27.3370%
San Francisco, CA
Adam  E. Auten            7,103.785 (Class N)                   5.3324%
Fort Worth, TX

                              SHAREHOLDER PROPOSALS

      The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.

Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. David F. Ganley, Secretary, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090.

                              COST OF SOLICITATION

      The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Trinity. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Trinity will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Trinity may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

      The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

      If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at 800-320-2185, or write the Trust at 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090.

                                               BY ORDER OF THE BOARD OF TRUSTEES

                                                             /s/ David F. Ganley

                                                                 David F. Ganley
                                                                       Secretary

Dated March 7, 2008

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 215-830-8995.

                                    Exhibit A

                        PROPOSED NEW MANAGEMENT AGREEMENT

TO:   Trinity Fiduciary Partners LLC
      306 W. 7th Street, Suite 616
      Fort Worth, Texas 76102

Dear Sirs:

Epiphany Funds (the "Trust") herewith confirms our agreement with you:

The Trust has been organized to engage in the business of an open-end management investment company. The Trust currently offers one series of shares to investors.

You have been selected to act as the sole investment adviser of the series of the Trust set forth on the Exhibit to this Agreement (the "Fund") and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.    ADVISORY SERVICES
      -----------------

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2.    USE OF SUB-ADVISERS
      -------------------

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the "Act") by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.    ALLOCATION OF CHARGES AND EXPENSES
      ----------------------------------

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering portfolio management services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company. You will make available to the Board of Trustees, without expense to the Fund, such of your employees as the Board may request to participate in Board meetings and provide such reports and other assistance as the Trustees may reasonably request.

The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.

The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's Trustees and officers with respect thereto. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.    COMPENSATION OF THE MANAGER
      ---------------------------

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to the Fund and attached hereto.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.    EXECUTION OF PURCHASE AND SALE ORDERS
      -------------------------------------

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser's) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion. The Fund and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Fund and you (and the sub-adviser), it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker's or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser's) affiliates or any affiliates of your (or the sub-adviser's) affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.    PROXY VOTING
      ------------

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

7.    CODE OF ETHICS
      --------------

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.    SERVICES NOT EXCLUSIVE/USE OF NAME
      ----------------------------------

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Trust and you acknowledge that all rights to the name "Trinity Fiduciary Partners" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Trinity Fiduciary Partners" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety
(90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Trinity Fiduciary Partners" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

9.    LIMITATION OF LIABILITY OF MANAGER
      ----------------------------------

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.   DURATION AND TERMINATION OF THIS AGREEMENT
      ------------------------------------------

The term of this Agreement shall begin on the date of this Agreement for the Fund that has executed an Exhibit hereto as of the date of this Agreement and shall continue in effect with respect to the Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.   AMENDMENT OF THIS AGREEMENT
      ---------------------------

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.   LIMITATION OF LIABILITY TO TRUST PROPERTY
      -----------------------------------------

The term "Epiphany" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable
Fund) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

13.   SEVERABILITY
      ------------

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.   BOOKS AND RECORDS
      -----------------

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust's request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.   QUESTIONS OF INTERPRETATION
      ---------------------------

(a) This Agreement shall be governed by the laws of the State of Ohio.

(b) For the purpose of this Agreement, the terms "assignment," "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.   NOTICES
      -------

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 306 W. 7th Street, Suite 616, Fort Worth, Texas 76102.

17.   CONFIDENTIALITY
      ---------------

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

18.   COUNTERPARTS
      ------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.   BINDING EFFECT
      --------------

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.   CAPTIONS
      --------

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                          Yours very truly,

                                          EPIPHANY FUNDS

Dated: as of______________________, 2008  By:
                                              ----------------------------------
Print Name:
            ---------------------------
Title:
       --------------------------------

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

                                          TRINITY FIDUCIARY PARTNERS LLC

Dated: as of ____________________, 2008   By:
                                              ----------------------------------
Print Name:
            ---------------------------
Title:
       --------------------------------

                                    EXHIBIT 1
                                    ---------
                         Dated: __________________, 2008

                  FUND                    PERCENTAGE OF AVERAGE DAILY NET ASSETS
                  ----                    --------------------------------------

Epiphany Core Equity Fund (the name of
which shall be changed to Epiphany Faith
and Family Values 100 Index Fund
effective March 1, 2008)                                    0.75%

                                      PROXY

                                 EPIPHANY FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS
                                  APRIL 4, 2008

      The undersigned shareholder of the Epiphany Core Equity Fund (the name of which shall be changed to Epiphany Faith and Family Values 100 Index Fund effective March 1, 2008) (the "Fund"), a series of Epiphany Funds (the "Trust"), hereby nominates, constitutes and appoints Sam Saladino and Adam Auten, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 306 West 7th Street, Suite 616, Fort Worth, Texas 76102, on April 4, 2008 at 10:00 a.m., Central time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

      APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND TRINITY FIDUCIARY PARTNERS, LLC.

            |_| FOR                |_| AGAINST           |_| ABSTAIN

      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON THE ABOVE PROPOSAL. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

______________  DATED:__________, 2008    ______________________________________
(Number of Shares)                        (Please Print Your Name)

                                          ______________________________________
                                          (Signature of Shareholder)

                                          ______________________________________
                                          (Please Print Your Name)

                                          ______________________________________
                                          (Signature of Shareholder)

                                          (Please date this proxy and sign your
                                          name as it appears on the label.
                                          Executors, administrators, trustees,
                                          etc. should give their full titles.
                                          All joint owners should sign.)

 THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OR SECRETARY OF THE
TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER
           DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.